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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2011

                           UNIVERSAL POWER GROUP, INC.
             (Exact name of Registrant as specified in its charter)

             Texas                     001-33207                75-1288690
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)          Identification No.)

     1720 Hayden Road, Carrollton, Texas                         75006
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   (Address Of Principal Executive Office)                    (Zip Code)

        Registrant's telephone number, including area code (469) 892-1122
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 29, 2011, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the fourth quarter and year ended December 31, 2010.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

                  EXHIBIT
                     NO.          DESCRIPTION
                  -------        --------------
                    99.1         Press release.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 2.02, including
Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    * * * * *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Universal Power Group, Inc.

Date: March 29, 2011                          By: /s/ Ian Edmonds
                                                  ------------------------------
                                                  Name:  Ian Edmonds
                                                  Title: President and CEO